RELATED PARTY TRANSACTIONS	12 Months Ended
Apr. 01, 2012
RELATED PARTY TRANSACTIONS
19.	RELATED PARTY TRANSACTIONS

Darwin C. Dornbush, a former member of our board of directors who retired during fiscal year 2012, is a retired partner in Dornbush Schaeffer Strongin & Venaglia, LLP, a law firm. In fiscal years 2012, 2011 and 2010, we incurred approximately $0.2 million, $0.9 million and $1.3 million, respectively, in legal fees and expenses to Dornbush Schaeffer Strongin & Venaglia, LLP. We also paid Mr. Dornbush, as an employee, for certain management advisory services approximately less than $0.1 million and $0.2 million in fiscal years 2011 and 2010, respectively. As of September 28, 2010, Mr. Dornbush was no longer compensated as an employee of the Company.

During fiscal year 2008, we entered into a lease for a Benihana teppanyaki restaurant to be located in Orlando, FL, with an annual rent of $0.1 million and a base term of 20 years. The landlord is Bluegreen Vacations Unlimited, Inc., a subsidiary of Bluegreen Corporation. Three of our directors are also directors of Bluegreen Corporation.

J. Ronald Castell, a director of ours, provided certain marketing consulting services and earned less than $0.1 million in consulting fees during fiscal year 2010. No such services were provided in fiscal years 2012 or 2011.

As discussed in Note 9, Convertible Preferred Stock, we sold an aggregate 800,000 shares of our Series B preferred stock to BFC for $20.0 million. The sale of Series B preferred stock resulted in net aggregate proceeds of $19.2 million. John E. Abdo, a Director, is also a Director and Vice Chairman of the Board of BFC and is a significant shareholder of BFC. Alan B. Levan, who became a Director after the end of fiscal year 2009, is Chairman, Chief Executive Officer and President, as well as a significant shareholder, of BFC. During fiscal year 2012, BFC exercised their option to convert all of their Series B preferred stock into 1,582,577 shares of common stock. Dividends of $0.6 million, $1.0 million and $1.0 million were paid to BFC on the Series B preferred stock in fiscal years 2012, 2011 and 2010, respectively. As of April 1, 2012, there is no outstanding Series B preferred stock.

During fiscal year 2010, we engaged BFC through its wholly-owned subsidiary, Snapper Creek Equity Management, LLC (“Snapper Creek”), to provide management, financial advisory and other consulting services. We incurred approximately $0.5 million and $0.2 million in consulting fees in fiscal years 2011 and 2010, respectively. Effective November 30, 2010, we were no longer engaging Snapper Creek to provide any services.

During fiscal year 2010, we engaged Risk Management Services (“RMS”), an affiliate of BFC, to provide insurance and risk management services. Fees incurred by RMS in fiscal year 2010 were not significant. As of September 21, 2010, we were no longer engaging RMS to provide any services.

Benihana of Tokyo, Inc. (“BOT”) is the licensed operator of a Benihana restaurant in Honolulu, Hawaii (the “Honolulu Restaurant”). We have granted to BOT a perpetual license to operate the Honolulu Restaurant and an exclusive license to own and operate Benihana restaurants in Hawaii. This license is royalty free with respect to any Hawaiian restaurant beneficially owned by BOT or its affiliates and bears a royalty of 6% of gross revenues in the event the restaurants are transferred to an unaffiliated third party.